                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          March 12, 2007
                                                --------------------------------

                               ELECSYS CORPORATION
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             (Exact name of registrant as specified in its charter)

           KANSAS                      0-22760              48-1099142
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(State or other jurisdiction         (Commission          (IRS Employer
     of incorporation)               File Number)       Identification No.)

          846 N. Mart-Way Court, Olathe, Kansas                66061
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        (Address of principal executive offices)            (Zip Code)

    Registrant's telephone number, including area code      (913) 647-0158
                                                       -------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[ ]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

     On March 12, 2007,  Elecsys  Corporation  issued a press release announcing its  financial  results for the quarter  ended  January 31,  2007. A copy of the press release is furnished under Item 9.01 of this Form 8-K as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

     (c)    EXHIBITS. The following exhibits are filed herewith:

     99.1   Press Release dated March 12, 2007.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

 Date:  March 12, 2007                ELECSYS CORPORATION

                                       By:  /s/ Todd A. Daniels
                                          --------------------------------------
                                            Todd A. Daniels
                                            Vice President and Chief Financial
                                            Officer

                                  EXHIBIT INDEX

Exhibit Number         Description

    99.1               Press release dated March 12, 2007.